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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 18, 2005

                         Home Loan Financial Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                 Ohio                                0-23927                             31-1578552
                 ----                                -------                             ----------
     (State or other jurisdiction                  (Commission                          (IRS Employer
          of incorporation)                        File Number)                      Identification No.)


                     401 Main Street, Coshocton, Ohio 43812
                     --------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (740) 622-0444
                                                           --------------

--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[ X ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))


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On May 18, 2005, Home Loan Financial Corporation ("HLFC") filed a current report on Form 8-K (the "Initial Form 8-K") to furnish a press release. The Company is herein amending and restating Item 8.01 of its Initial Form 8-K.

SECTION 8 - OTHER EVENTS

Item 8.01         Other Events.
------------------------------

         On May 18, 2005, the Company issued a press release announcing plans to undertake a "going private transaction" to terminate the registration of its common shares under the Securities Exchange Act of 1934. The press release is attached as Exhibit 99 hereto and is incorporated herein by reference.

         The following legend is provided in accordance with Rule 14a-12:

         The proxy statement regarding the going private transaction will contain important information. Shareholders are urged to read the proxy statement when it becomes available. Shareholders may obtain a free copy of the proxy statement after it is filed by the Company, as well as other filings containing information about the Company, without charge, at the SEC's Internet site (http://www.sec.gov). Copies of the proxy statement and the filings with the SEC that will be incorporated by reference in the proxy statement also can be obtained, without charge, by directing a request to Home Loan Financial Corporation, 401 Main Street, Coshocton, Ohio 43812.

         The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company's shareholders in connection with the proposed going private transaction. Information about the Company's directors and executive officers is available in the Company's proxy statement filed with the SEC on September 10, 2004. Additional information about the directors and executive officers' interests in the transaction will be contained in the proxy statement to be filed with the SEC.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01         Financial Statements and Exhibits.
---------------------------------------------------

         (a) and (b).  Not applicable.

         (c)      Exhibits.

                  See Index to Exhibits.





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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HOME LOAN FINANCIAL CORPORATION



                                   By: /s/ Preston W. Bair
                                       ----------------------------------------
                                       Preston W. Bair
                                       Chief Financial Officer

Date:  July 12, 2005



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                                INDEX TO EXHIBITS
                                -----------------

Exhibit Number                                   Description
--------------                                   -----------

     99                              Press Release dated May 18, 2005